E*TRADE Trust

No Fee Municipal Bond Index Fund

Summary Prospectus   |   February 27, 2026

Ticker Symbol
E*TRADE No Fee Municipal Bond Index Fund
ETMUX

Before you invest, you may want to review the Fund’s statutory prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and the most recent Annual and Semi-Annual Reports to Shareholders (“Shareholder Reports”), online at www.morganstanley.com/etrade/our-family-of-funds/no-fee-municipal-bond-index-fund. You can also get this information at no cost by calling toll-free 1-800-869-6397 or by sending an e-mail request to  orders@mysummaryprospectus.com. The Fund’s Prospectus and SAI, both dated  February 27, 2026 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Investment Objective

The E*TRADE No Fee Municipal Bond Index Fund (the “Fund”) seeks to provide investment results that, before fees and expenses, if any, are similar to the underlying index.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses1  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.00%
1	The Fund’s management agreement (“Agreement”) was approved for an initial two-year period and continues for successive one year periods, only if each renewal is specifically approved by E*TRADE Trust’s (the “Trust”) Board of Trustees in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. The Agreement provides that the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will pay all expenses of the Fund (including expenses of the Trust relating to the Fund), except for litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

E*TRADE Trust Prospectus  |  Fund Summary

E*TRADE No Fee Municipal Bond Index Fund (Con’t)

1 Year	3 Years	5 Years	10 Years
$0	$0	$0	$0

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the period from April 11, 2025 (commencement of operations) through October 31, 2025, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities, the interest on which is exempt from regular federal income tax. This policy is fundamental and may not be changed without shareholder approval. The Fund may invest without limit in municipal securities the income from which is subject to the federal alternative minimum tax. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities or other financial instruments that are components of or have economic characteristics similar to the securities or instruments in the Underlying Index. This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes. The Fund will invest a portion of its assets in securities and instruments not included in the Underlying Index, but which the Adviser believes will help the Fund provide investment results that, before fees and expenses, if any, are similar to the Underlying Index.

The Fund seeks to achieve its investment objective by seeking to approximate the average duration of the  Bloomberg Municipal Managed Money Intermediate (1-17 Year) Index (the “Index”), a market value-weighted grouping of municipal bonds rated in the top two ratings categories (AA-rated and AAA-rated) with maturities between one and seventeen years, in addition to key rate duration bands. Key rate duration bands are a set of various duration ranges for a particular index or fund that, added together, contain 100% of that index or fund’s duration exposure. As of December 31, 2025, the Index had 19,489 constituents. The Fund invests primarily in municipal securities, the interest on which is exempt from regular federal income tax, rated AA- or higher with flexibility to buy and hold securities in the A-rated category. The process for selecting municipal obligations for purchase and sale generally includes consideration of the creditworthiness of the issuer obligated to repay the obligation. In evaluating creditworthiness, the investment team considers ratings assigned by rating agencies and generally performs additional credit and investment analysis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Investments in the Fund involve risks and you should not rely on the Fund as a complete investment program. The relative significance of each risk factor summarized below may change over time and you should review each risk factor carefully because any one or more of these risks may result in losses to the Fund. The principal risks of investing in the Fund include:

•	Correlation to Index Risk. The Fund’s performance may not match or correlate to that of the Index and the Fund’s average duration may not match or correlate to the average duration of the Index. This may occur because of, among other things, transaction costs, the Fund’s holding of cash, differences in accrual of interest, changes to the Index or the need to meet new or existing regulatory requirements. Factors such as Fund expenses, lack of correlation between the Fund’s investments and the Index and imperfect correlation between the Fund’s average duration and the average duration of the Index, rounding of share prices, changes to the composition of the Index, regulatory policies, limitations on Fund investments imposed by Fund diversification and/or concentration policies, high portfolio turnover rate and the use of leverage all contribute to this risk. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments and, accordingly, may cause the Fund’s performance to be less than expected or differ from the average duration of the Index. This risk may be heightened during times of market volatility, unusual market conditions or other abnormal circumstances. The Fund may be required to deviate its investments as compared to that of the Index to comply with applicable laws and regulations or because of market restrictions or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Adviser and its affiliates.

•	Index Related Risk. The Fund’s return may not track the return of the Index for a number of reasons. For example, the Fund may incur operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund’s return may differ from the return of the Index because of, among other things, differences between the Fund’s investments or average duration and those of the Index, pricing differences and the inability to purchase certain securities due to regulatory or other restrictions.

Errors in the construction or calculation of the Index may occur from time to time. Any such errors may not be identified and corrected by the index provider for some period of time, which may have an adverse impact on the Fund and its shareholders.

E*TRADE Trust Prospectus   |   Fund Summary

E*TRADE No Fee Municipal Bond Index Fund (Con’t)

•	Investment Risk. The Fund does not expect to hold municipal securities constituting the Index or in the same proportion as represented in the Index, and Fund performance may vary from the Index. The Fund’s performance may not match or correlate to that of the Index because of various factors, including, but not limited to, differences in the issuers, sectors, structure, yields and spreads of the municipal securities in which the Fund may invest as compared to the Index.

In addition, the Fund generally will not adjust its portfolio investments to attempt to take advantage of market opportunities or lessen the impact of a market decline or a decline in the performance of one or more issuers or for other reasons. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy. Unusual market events or other abnormal circumstances may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances.

•	Focused Investing. To the extent that the Fund invests in a limited number of issuers, the Fund will be more susceptible to negative events affecting those issuers and a decline in the value of a particular instrument may cause the Fund’s overall value to decline to a greater degree than if the Fund were invested more widely.

•	Fixed-Income Securities. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). For example, a type of fixed-income securities in which the Fund may invest are corporate debt obligations. In addition to interest rate, credit and other risks, corporate debt obligations are also subject to factors directly related to the issuer, such as the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the marketplace, and by factors not directly related to the issuer, such as general market liquidity, economic conditions and inflation. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. A changing interest rate environment increases certain risks, including the potential for periods of volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk). The Fund is not limited as to the maturities (when a debt security provides its final payment) or durations (measure of interest rate sensitivity) of the securities in which it may invest but, the Fund seeks to approximate the average duration of the Index. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities.

•	Credit and Interest Rate Risk. Credit risk refers to the possibility that the issuer or guarantor of a security, or counterparty to a transaction, will be unable or unwilling or perceived to be unable or unwilling to make interest payments and/or repay the principal on its debt or otherwise honor its obligations, including the risk of default. In such instances, the value of the Fund could decline and the Fund could lose money. If an issuer’s, guarantor’s or counterparty’s financial condition worsens, the credit quality of the issuer, guarantor or counterparty may deteriorate. Credit ratings may not be an accurate assessment of financial condition, liquidity or credit risk. Although credit ratings may not accurately reflect the true credit risk of an instrument, a change in the credit rating of an instrument or an issuer, guarantor or counterparty, or the market’s perception of the creditworthiness of an instrument or issuer, guarantor or counterparty can have a rapid, adverse effect on the instrument’s value and liquidity and make it more difficult for the Fund to sell at an advantageous price or time. Interest rate risk refers to the decline in the value of a fixed-income security resulting from changes in the general level of interest rates. A wide variety of market and economic factors can cause interest rates to rise or fall, including central bank monetary policy, rising inflation, disinflation or deflation, and changes in general economic conditions. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up but the yield or income from new issuances of fixed-income securities generally decreases. Securities with longer durations will generally be more sensitive to changes in interest rates than securities with shorter durations. Fluctuations in interest rates may also affect the liquidity of and income generated by fixed-income instruments held by the Fund. The Fund may invest in variable and floating rate loans and other variable and floating rate securities. Although the value of these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate loans and other securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk in times of monetary policy change and/or uncertainty, such as when the Federal Reserve Board adjusts a quantitative easing program and/or changes rates. Changing interest rates may have unpredictable effects on the markets and may detract from Fund performance. A changing interest rate environment increases certain risks, including the potential for periods of market volatility, increased redemptions, shortened durations (i.e., prepayment risk) and extended durations (i.e., extension risk).

•	U.S. Government Securities. Different types of U.S. government securities are subject to different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association or Federal Home Loan Mortgage Corporation, although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. With respect to U.S. government securities that are

E*TRADE Trust Prospectus  |  Fund Summary

E*TRADE No Fee Municipal Bond Index Fund (Con’t)

not backed by the full faith and credit of the United States, there is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities are also subject to interest rate risks and can exhibit price fluctuations resulting from increases or decreases in interest rates.

•	Municipals. Because the Fund invests in municipal securities (also referred to as municipal obligations), the Fund may be susceptible to political, legislative, economic, regulatory, tax or other factors affecting issuers of these municipal securities, such as state and local governments and their agencies. To the extent that the Fund invests in municipal securities of issuers in the same state or economic sector, it could be more sensitive to economic, business or political developments that affect such state or sector. Municipal securities and their issuers may be more susceptible to downgrade, loss of revenue, default and bankruptcy during periods of economic stress. Municipal securities also involve the risk that an issuer may call the securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest. While interest earned on municipal securities is generally not subject to federal income tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to state and/or local income tax.

•	Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund’s investments, which may in turn impact the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted.

•	New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Please see “Additional Information About Fund Investment Strategies and Related Risks” in the Fund’s prospectus for a more detailed description of risks of investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the Index and broad-based securities market index selected for the Fund. Performance information for the Fund is available online at www.morganstanley.com/etrade or by calling toll-free 1-800-869-6397.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. Information about the individuals jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Brian Barney, CFA	Managing Director of the Adviser	Since Inception
Devin Cooch, CFA	Executive Director of the Adviser	Since Inception
Alison Wagner, CFA	Executive Director of the Adviser	Since Inception

Purchase and Sale of Fund Shares

Shares of the Fund can only be purchased through a self-directed account at E*TRADE from Morgan Stanley (“E*TRADE”). There is no minimum initial investment amount for shares of the Fund. E*TRADE may impose policies, limitations and fees that are different than those described herein.

E*TRADE Trust Prospectus   |   Fund Summary

E*TRADE No Fee Municipal Bond Index Fund (Con’t)

Shares of the Fund may be purchased or sold on any day the New York Stock Exchange (“NYSE”) is open for business directly from  E*TRADE by mail (c/o E*TRADE from Morgan Stanley, P.O. Box 484, Jersey City, NJ 07303-0484), by telephone (1-800-387-2331) or through an E*TRADE self-directed account. Please visit www.etrade.com for more information.

Shares of the Fund can be transferred to and held within a Morgan Stanley Wealth Management account, but purchases can only be made through E*TRADE. Shares of the Fund cannot be transferred to financial institutions other than Morgan Stanley Wealth Management.

Tax Information

Your income dividend distributions are normally exempt from federal tax to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes. Income derived from some municipal securities is subject to the federal alternative minimum tax. If the Fund makes any capital gain distributions, those distributions will normally be subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares.

Payments to E*TRADE

The Adviser and/or the Fund’s “Distributor”, Morgan Stanley Distribution, Inc., are not currently expected to pay E*TRADE for the sale of Fund shares and shareholder services. These payments, if made in the future, will create a conflict of interest by influencing E*TRADE to promote the Fund over other available investments options.

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